EXHIBIT A
DIRECTORS AND EXECUTIVE OFFICERS OF POWER CORPORATION OF CANADA
The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

(i)	Laurent Dassault
(ii)	Director
(iii)	France
(iv)	Managing Director, Dassault Investissements
(v)	Dassault Investissements
9, Rond-Point des Champs-Elysees
75008 Paris
France

(i)	Andre Desmarais
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	President and Co-Chief Executive Officer, Power Corp; Chairman,
Power Tech
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Paul G. Desmarais, P.C., C.C
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Executive Committee, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Paul Desmarais, Jr.
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Chairman and Co-Chief Executive Officer, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Anthony R. Graham
(ii)	Director
(iii)	Canada
(iv)	President, Wittington Investments, Limited
(v)	Wittington Investments, Limited
22 St. Clair Avenue East
Suite 2001
Toronto, ON M4T 2S7

(i)	Robert Gratton
(ii)	Director
(iii)	Canada
(iv)	Chairman, Power Financial Corporation
(v)	Power Financial Corporation
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Edward Johnnson
(ii)	Executive Officer
(iii)	Canada
(iv)	Senior Vice-President, General Counsel and Secretary, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Peter Kruyt
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp.; President and CEO, Power Tech
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Denis Le Vasseur
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President and Controller, Power Corp.
(iv)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	The Right Honourable Donald F. Mazankowski
(ii)	Director
(iii)	Canada
(iv)	Company Director, Business Consultant
(v)	80 Nottingham Inlet
Sherwood Park, AB T8A 6N2

(i)	Jerry E.A. Nickerson
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Board, H.B. Nickerson & Sons Limited
(v)	H.B. Nickerson & Sons Limited
255 Commercial Street
P.O. Box 130
North Sydney, NS B2A 1B9

(i)	Dr. James R. Nininger
(ii)	Director
(iii)	Canada
(iv)	Company Director, Power Corp.
(v)	17 Dow’s Lake Road
Ottawa ON K1S 4L1

(i)	Robert Parizeau
(ii)	Director
(iii)	Canada
(iv)	Chairman, Aon Parizeau Inc.
(v)	Aon Parizeau Inc.
700 de la Gauchetiere St. West
Suite 1600
Montreal, QC H3B 0A4

(i)	Michel Plessis-Belair
(ii)	Director
(iii)	Canada
(iv)	Vice-Chairman, Power Corp.
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	Philip K. Ryan
(ii)	Executive officer
(iii)	USA
(iv)	Executive Vice-President and Chief Financial Officer, Power Corp. and Power Financial Corporation
(v)	751 Victoria Square
Montreal QC H2Y 2J3

(i)	John A. Rae
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Exec. VP, Office of the Chairman of the Exec. Committee, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Amaury de Seze
(ii)	Director
(iii)	France
(v)	P.G.B.
1, Rond. Point des Champs Elysees
75008 Paris, France

(i)	Dr. Emoke J.E. Szathmary
(ii)	Director
(iii)	Canada
(iv)	President and Vice-Chancellor, University of Manitoba
(v)	University of Manitoba
202 Administration Building
Winnipeg, MB R3T 2N2

(i)	Gerard Veilleux
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp.& President of Power Communications Inc
Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Arnaud Vial
(ii)	Executive Officer
(iii)	Canada and France
(iv)	Senior Vice-President, Finance, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Luc Jobin
(ii)	Executive Officer

(iii)	Canada
(iv)	Executive Vice President, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Pierre Beaudoin
(ii)	Director
(iii)	Canada
(iv)	President, Chief Operating Officer, Bombardier Aerospace
(v)	Bombardier Aerospace
400, chemin de la Côte-Vertu ouest
Dorval H4S 1Y9

(i)	Paul Fribourg
(ii)	Director
(iii)	U.S.A.
(iv)	Chairman, President and CEO, Continental Group Company
(v)	Continental Group Company
277 Park Avenue, 50th Floor
New York, NY 10172

(i)	R. Jeffrey Orr
(ii)	Director
(iii)	Canada
(iv)	President and CEO, Power Financial Corporation
(v)	Power Financial Corporation
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Daniel Friedberg
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice President, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Stéphane Lemay
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President and Assistant General Counsel, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3

(i)	Luc Reny
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp.
(v)	Power Corporation of Canada
751 Victoria Square
Montreal QC H2Y 2J3